UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2017

Commission file number:__________

Rizzen Inc.

(Exact name of registrant as specified in its charter)

Nevada	35-2544765
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification number)
Room 01 25/F Center No 2008 Renmin South Rd Luohu District Shenzhen City Guangdong China
(Address of Principal Executive Offices)	(Zip Code)

86-0755-2218-4466

(Registrant’s Telephone Number, Including Area Code)

201-5 Xin Jia Garden Heng Qing Village Zhuhai China

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•                   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•                   Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant’s Certifying Accountant

On April 17, 2017, the Board of Directors approved the engagement of Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended January 31, 2017, effective immediately, and dismissed KLJ & Associates, LLP (“KLJ”) as the Company's independent registered public accounting firm. KLJ’s audit reports on the Company’s financial statements as of and for the fiscal year ended January 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The former Accountant was engaged on February 5, 2016. During the fiscal year ended January 31, 2016 and the subsequent interim periods through January 31, 2017, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KLJ satisfaction, would have caused KLJ to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation.

During the fiscal year ended January 31, 2016, and the subsequent interim periods through January 31, 2017, neither the Company nor anyone acting on its behalf has consulted with Fruci regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Fruci concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On May 3, 2017, the Company provided KLJ with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that KLJ furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of KLJ’s letter dated May 3, 2017, is filed as Exhibit 16.1 hereto.

ITEM 9.01 Financial Statement and Exhibits.

Exhibit No.	Exhibit
16.1	Letter from KLJ & Associates, LLP dated May 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rizzen Inc.

By: /s/ Jin Na

Name: Jin Na

Title: Chief Executive Officer, Chief Financial Officer, and Director

Date: May 4, 2017

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